SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2003

Palomar Medical Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdic- tion of incorporation)	0-22340 (Commission File Number)	04-3128178 (IRS Employer Identification Number)

82 Cambridge Street, Burlington, Massachusetts 01803
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (781) 993-2300

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

      On May 1, 2003, Palomar Medical Technologies, Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

Number 99.1	Title

Press Release dated May 1, 2003 entitled “PALOMAR MEDICAL REPORTS FIRST QUARTER 2003 RESULTS
Company Records Fourth Consecutive Quarter of Profit;
Revenues Improve by 61 Percent; Product Gross Profits Improve by 194 Percent”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PALOMAR MEDICAL TECHNOLOGIES, INC.

By: /s/ Joseph P. Caruso —————————————— Chief Executive Officer and President
Date: May 1, 2003

EXHIBIT INDEX

Number 99.1	Title

Press Release dated May 1, 2003 entitled“PALOMAR MEDICAL REPORTS FIRST QUARTER 2003 RESULTS
Company Records Fourth Consecutive Quarter of Profit;
Revenues Improve by 61 Percent; Product Gross Profits Improve by 194 Percent”